NATIONWIDE MUTUAL FUNDS
Nationwide GQG US Quality Equity Fund

Supplement dated November 15, 2021
to the Prospectus dated January 15, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Selective Disclosure of Portfolio Holdings” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund reports its portfolio holdings to the U.S. Securities and Exchange Commission  up to 60 days after the end of each fiscal quarter for the Trust. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE